UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     February 2, 2005
                                                        ------------------------

                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-30575                 91-2032368
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)


   4991 CORPORATE DRIVE, HUNTSVILLE, AL                             35805
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (256) 430-4000
                                                    ----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On January 27, 2005, Avocent Corporation's Compensation Committee approved bonuses under Avocent Corporation's 2004 Executive Bonus Plan, and on February 1, 2005, the Compensation Committee approved the Avocent Corporation 2005 Executive Bonus Plan. A summary of the Avocent Corporation 2004 Executive Bonus Plan is incorporated herein by reference and filed as Exhibit 99.2 hereto, and a summary of the Avocent Corporation 2005 Executive Bonus Plan is incorporated herein by reference and filed as Exhibit 99.3 hereto.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number        Description of Exhibit
         --------------        ----------------------
         99.2                  Summary of Avocent Corporation 2004 Executive
                               Bonus Plan

         99.3                  Summary of Avocent Corporation 2005 Executive
                               Bonus Plan

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVOCENT CORPORATION

Date: February 2, 2005
                                     By: /s/ Samuel F. Saracino
                                         ---------------------------------------
                                         Samuel F. Saracino
                                         Senior Vice President of Legal and
                                         Corporate Affairs, General Counsel, and
                                         Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit              Description
-------              -----------
99.2                 Summary of Avocent Corporation 2004 Executive Bonus Plan

99.3                 Summary of Avocent Corporation 2005 Executive Bonus Plan